UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2012

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by CareFusion Corporation (the “Company”) in its Form 12b-25 filed with the Securities and Exchange Commission (the “Commission”) on August 29, 2012, the Company delayed the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “Form 10-K”) to consult with the Office of the Chief Accountant of the Commission regarding the Company’s accounting policy for sales-type leases in its Pyxis® medication and supply dispensing product lines. Pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, the Company received an extension until September 13, 2012 (the “Filing Due Date”) to file the Form 10-K, which has now expired.

On September 14, 2012, the Company issued a news release (the “News Release”) disclosing the receipt of a letter from NYSE Regulation, Inc. (the “NYSE”) informing the Company that, as a result of its failure to timely file the Form 10-K, the Company is not currently in compliance with the NYSE’s continued listing requirements and is subject to certain procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual. In accordance with the NYSE’s procedures, the Company is required to contact the NYSE to discuss the status of the Form 10-K and to issue a press release pertaining to the late filing by the fifth business day following the receipt of the NYSE notification. The Company has contacted the NYSE to inform them of the filing status and has issued the News Release within the five day period. The Company has six months from the Filing Due Date to cure this deficiency. The Company can regain compliance at any time during this six-month cure period once it files its Form 10-K with the Commission. In the event that the Company has failed to cure the deficiency by the expiration of the six-month cure period, the NYSE may grant, at its discretion, a further extension of up to six months trading period, depending on the specific circumstances.

The Company’s common stock remains listed on the NYSE under the symbol “CFN,” but will be assigned a “LF” indicator by the NYSE to signify the Company’s late filing status.

A copy of the News Release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on September 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: September 14, 2012	By:	/s/ Joan Stafslien
		Name:	Joan Stafslien
		Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on September 14, 2012.